                                                                    EXHIBIT 99.5
                               MESSAGEMEDIA, INC.
             REVNET SYSTEMS INC. AND DECISIVE TECHNOLOGY CORPORATION

                        PRO FORMA COMBINED BALANCE SHEET
                                  JUNE 30, 1999
                                   (Unaudited)

                                                               PENDING
                                                        PURCHASE TRANSACTIONS          PRO FORMA ADJUSTMENTS
                                                     ----------------------------  ------------------------------
                                         MESSAGE-       REVNET        DECISIVE       REVNET          DECISIVE         COMBINED PRO
                                       MEDIA, INC.      SYSTEMS      TECHNOLOGY      SYSTEMS         TECHNOLOGY           FORMA
                                      -------------  -------------  -------------  -------------    -------------     -------------
Assets
Current assets:
   Cash and cash equivalents .........$  10,112,132  $     289,195  $     551,000  $        --      $        --       $  10,952,327
   Accounts receivable ...............      947,303        651,966        392,000           --               --           1,991,269
   Notes receivable ..................         --             --             --             --               --                --
   Prepaid expenses and other.........      409,046          4,465         67,000           --               --             480,511
                                      -------------  -------------  -------------  -------------    -------------     -------------
Total current assets .................   11,468,481        945,626      1,010,000           --               --          13,424,107
Furniture, equipment & software,
   net ...............................    1,225,095        154,011        547,000           --               --           1,926,106
Patent and other costs, net ..........       26,642           --             --             --               --              26,642
Intangibles ..........................   17,661,312           --             --       41,107,568(c)    38,789,955(h)     98,833,835
                                                                                         800,000(d)       475,000(i)
Other assets .........................       27,000           --           71,000           --               --              98,000
                                      -------------  -------------  -------------  -------------    -------------     -------------
Total assets .........................$  30,408,530  $  1,099,637   $   1,628,000  $  41,907,568    $  39,264,955     $  14,308,690
                                      =============  =============  =============  =============    =============     =============

Liabilities and stockholders' equity
   (deficit)
Current liabilities:
   Accounts payable ..................$     642,506  $     252,458  $     413,000  $     800,000(d) $     475,000(i)  $   2,582,964
   Accrued compensation & related
      liabilities ....................      217,553        200,006           --             --               --             417,559
   Deferred revenue ..................         --          283,720         87,000           --               --             370,720
   Accrued interest ..................         --           27,591           --             --               --              27,591
   Other accrued liabilities .........    1,169,960        258,000        385,000           --               --           1,812,960
   Liability for sales returns .......         --           70,000           --             --               --              70,000
   Borrowings under line of credit ...         --          766,000        250,000           --               --           1,016,000
   Current portion, due to
      stockholder.....................         --             --             --             --               --                --
   Current portion, capital lease
      obligations ....................       17,038           --           41,000           --               --              58,038
                                      -------------  -------------  -------------  -------------    -------------     -------------
Total current liabilities ............    2,047,057      1,857,775      1,176,000        800,000          475,000         6,355,832

Long term liabilities
   Amount due to stockholder .........         --          214,988           --             --               --             214,988
   Accrued salary ....................         --          222,000           --             --               --             222,000
   Note payable ......................         --             --           39,000           --               --              39,000
   Deferred rent .....................         --             --             --             --               --                --
   Obligation under capital lease ....        6,935           --           42,000           --               --              48,935
                                      -------------  -------------  -------------  -------------    -------------     -------------
Total long term liabilities ..........        6,935        436,988         81,000           --               --             524,923


Total liabilities.....................    2,053,992      2,294,763      1,257,000        800,000          475,000         6,880,755


Stockholders' equity (deficit):
   Preferred stock....................         --             --          217,000           --           (217,000)(e)          --
   Common stock.......................       44,277          5,437         18,000         (5,437)(a)      217,000 (e)        49,593
                                                                                           3,262 (c)      (18,000)(f)
                                                                                                         (217,000)(f)
                                                                                                            2,054 (h)

   Additional paid in capital.........   84,340,341      4,517,177     17,834,000          5,437 (a)       18,000 (f)   164,530,881
                                                                                      (4,595,281)(b)      217,000 (f)
                                                                                      41,104,306 (c)  (17,698,000)(g)
                                                                                                       38,787,901 (h)

   Warrants...........................    1,430,828           --             --             --               --           1,430,828
   Deferred finance cost..............         --             --             --             --               --                --
   Deferred compensation..............     (577,117)    (1,122,459)          --             --               --          (1,699,576)
   Accumulated deficit................  (56,883,791)    (4,595,281)   (17,698,000)     4,595,281 (b)   17,698,000 (g)   (56,883,791)
                                      -------------  -------------  -------------  -------------    -------------     -------------
Total stockholders' equity (deficit)..   28,354,538     (1,195,126)       371,000     41,107,568       38,789,955       107,427,935
                                      -------------  -------------  -------------  -------------    -------------     -------------
Total liabilities and stockholders'
   equity (deficit)...................$  30,408,530  $   1,099,637  $   1,628,000  $  41,907,568    $  39,264,955     $ 114,308,690
                                      =============  =============  =============  =============    =============     =============

       See accompanying notes to pro forma combined financial statements.

                               MESSAGEMEDIA, INC.
             REVNET SYSTEMS INC. AND DECISIVE TECHNOLOGY CORPORATION

                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                   (Unaudited)

                                                              PENDING
                                                        PURCHASE TRANSACTIONS          PRO FORMA ADJUSTMENTS
                                                     ----------------------------  ------------------------------
                                         MESSAGE-       REVNET        DECISIVE       REVNET          DECISIVE         COMBINED PRO
                                       MEDIA, INC.      SYSTEMS      TECHNOLOGY      SYSTEMS         TECHNOLOGY           FORMA
                                      -------------  -------------  -------------  -------------    -------------     -------------
Revenue.............................  $   2,055,644  $   1,418,622  $   1,627,000  $        --      $                 $   5,101,266

Cost of revenue.....................        380,803        116,541      1,074,000           --               --           1,571,344

                                      -------------  -------------  -------------  -------------    -------------     -------------
Gross profit........................      1,674,841      1,302,081        553,000           --               --           3,529,922

Operating expenses
   Marketing & sales................      2,312,422        809,792        939,000           --               --           4,061,214
   Research, development &
      engineering...................      1,789,004        206,130        484,000           --               --           2,479,134
   General & administrative.........      2,985,323        969,749        722,000           --               --           4,677,072
   Depreciation and amortization....      6,815,048         22,667         75,000     10,476,892 (a)    9,816,239 (c)    27,205,846
   Restructuring charge.............      1,025,000           --             --             --               --           1,025,000
                                      -------------  -------------  -------------  -------------    -------------     -------------
Total operating expenses............     14,926,797      2,008,338      2,220,000     10,476,892        9,816,239        39,448,266
                                      -------------  -------------  -------------  -------------    -------------     -------------
Net loss from operations............    (13,251,956)      (706,257)    (1,667,000)   (10,476,892)      (9,816,239)      (35,918,344)
   Interest income..................        167,078          1,062         31,000           --               --             199,140
   Interest expense.................        (70,876)       (55,795)       (18,000)          --               --            (144,671)
                                      -------------  -------------  -------------  -------------    -------------     -------------
Net loss applicable to common
   shares...........................  $ (13,155,754) $    (760,990) $  (1,654,000) $ (10,476,892)   $  (9,816,239)    $ (35,863,875)
                                      =============  =============  =============  =============    =============     =============

Net loss per share, basic and
   diluted..........................  $       (0.31)                                                                  $       (0.75)
                                      =============                                                                   =============
Shares used in per share
   computation, basic and diluted...     42,286,890                                    3,262,120 (b)    2,054,498 (d)    47,603,508

----------------------------
(a) Adjustment to reflect the six-month amortization of goodwill based on the allocation of the assumed purchase price in the June 30, 1999 pro forma balance sheet for Revnet.
(b) Adjustment to reflect the issuance of 3,262,120 shares of MessageMedia common stock.
(c) Adjustment to reflect the six-month amortization of goodwill based on the allocation of the assumed purchase price in the June 30, 1999 pro forma balance sheet for Decisive.
(d) Adjustment to reflect the issuance of 2,054,498 shares of MessageMedia common stock.


       See accompanying notes to pro forma combined financial statements.

                               MESSAGEMEDIA, INC.
             REVNET SYSTEMS INC. AND DECISIVE TECHNOLOGY CORPORATION

                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                   (Unaudited)

                                                                                 PENDING PURCHASE
                                                                                   TRANSACTIONS
                                                  PRIOR        COMBINED      --------------------------
                                MESSAGE-       ACQUISITIONS    HISTORICAL      REVNET        DECISIVE
                               MEDIA, INC.         1998        PRO FORMA      SYSTEMS       TECHNOLOGY
                               -----------     ------------   ------------   -----------    -----------
Revenue.....................   $  1,287,790    $  1,241,093   $  2,528,883   $ 1,113,035    $ 3,127,000

Cost of revenue.............         97,553              --         97,553       142,861      1,601,000

                               ------------    ------------   ------------   -----------    -----------
Gross profit................      1,190,237       1,241,093      2,431,330       970,174      1,526,000

Operating expenses
  Marketing & sales.........      1,934,486         364,694      2,299,180       990,303      2,731,000
  Research, development
     & engineering..........      4,828,277         795,503      5,623,780       295,037      1,632,000
  General &
     administrative.........      3,810,073       1,898,210      5,708,283       986,968      1,150,000
  Depreciation and
      amortization..........      2,470,917      11,483,066     13,953,983        31,679        207,000
  Restructuring charge......        812,166              --        812,166            --        751,000
  Write-off of in-process
     technology.............      1,300,000              --      1,300,000            --             --
                               ------------    ------------   ------------   -----------    -----------
Total operating expenses....     15,155,919      14,541,473     29,697,392     2,303,987      6,471,000
                               ------------    ------------   ------------   -----------    -----------
Net loss from operations....    (13,965,682)    (13,300,380)   (27,266,062)   (1,333,813)    (4,945,000)
  Interest income...........        217,551              --        217,551         7,172        122,000
  Interest expense..........        (83,892)        (33,614)      (117,506)     (106,790)      (142,000)
  Other income..............             --              --             --          (409)            --

                               ------------    ------------   ------------   -----------    -----------
Net loss....................    (13,832,023)    (13,333,994)   (27,166,017)   (1,433,840)    (4,965,000)
Preferred stock
  dividend..................       (153,126)             --       (153,126)           --             --
                               ------------    ------------   ------------   -----------    -----------
Net loss applicable to
  common shares.............   $(13,985,149)   $(13,333,994)  $(27,319,143)  $(1,433,840)   $(4,965,000)
                               ============    ============   ============   ===========    ===========

Net loss per share, basic
  and diluted...............   $      (0.63)                  $      (0.95)
                               ============                   ============
Shares used in per
  share computation,
  basic and diluted.........     22,304,902       6,479,982(e)  28,784,884



                                PRO FORMA ADJUSTMENTS
                             -----------------------------
                                REVNET         DECISIVE        COMBINED
                                SYSTEMS        TECHNOLOGY      PRO FORMA
                             -------------    ------------   -------------
Revenue..................... $          --    $              $   6,768,918

Cost of revenue.............            --              --       1,841,414

                             -------------    ------------   -------------
Gross profit................            --              --       4,927,504

Operating expenses
  Marketing & sales.........            --              --       6,020,483
  Research, development
     & engineering..........            --              --       7,550,817
  General &
     administrative.........            --              --       7,845,251
  Depreciation and
      amortization..........    20,953,784(a)   19,632,478(c)   54,778,924
  Restructuring charge......            --              --       1,563,166
  Write-off of in-process
     technology.............            --              --      1,300,000
                             -------------    ------------   ------------
Total operating expenses....    20,953,784      19,632,478     79,058,641
                             -------------    ------------   ------------
Net loss from operations....   (20,953,784)    (19,632,478)   (74,131,137)
  Interest income...........            --              --        346,723
  Interest expense..........            --              --       (366,296)
  Other income..............            --              --           (409)

                             -------------    ------------   ------------
Net loss....................   (20,953,784)    (19,632,478)   (74,151,119)
Preferred stock
  dividend..................            --              --       (153,126)
                             -------------    ------------   ------------
Net loss applicable to
  common shares............. $ (20,953,784)   $(19,632,478)  $(74,304,245)
                             =============    ============   ============

Net loss per share, basic
  and diluted...............                                 $      (2.18)
                                                             ============
Shares used in per
  share computation,
  basic and diluted.........     3,262,120(b)    2,054,498(d)  34,101,502


---------------------

(a) Adjustment to reflect the twelve-month amortization of goodwill based on the allocation of the assumed purchase price in the June 30, 1999 pro forma balance sheet for Revnet.
(b) Adjustment to reflect the issuance of 3,262,120 shares of MessageMedia common stock.
(c) Adjustment to reflect the twelve-month amortization of goodwill based on the allocation of the assumed purchase price in the June 30, 1999 pro forma balance sheet for Decisive.
(d) Adjustment to reflect the issuance of 2,054,498 shares of MessageMedia common stock.
(e) Adjustment to reflect shares issued in prior acquisitions as if outstanding from January 1, 1998.

       See accompanying notes to pro forma combined financial statements.

                               MESSAGEMEDIA, INC.
             REVNET SYSTEMS INC. AND DECISIVE TECHNOLOGY CORPORATION
                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                                   (unaudited)


NOTE 1.

The unaudited pro forma financial statements reflect the proposed acquisitions of Revnet Systems, Inc. ("Revnet") and Decisive Technology Corporation ("Decisive") for an aggregate purchase price of $81,470,856.

NOTE 2.

Upon consummation of the acquisition of Revnet, MessageMedia, Inc. ("MessageMedia") acquired all of the common stock and all outstanding rights to acquire shares of the common stock of Revnet in exchange for 3,262,120 shares of MessageMedia common stock and the assumption of options to acquire up to approximately 681,675 additional shares of MessageMedia common stock, at a weighted average exercise price of $1.36. The purchase price is calculated to be $41,834,901 based on the fair market value of $10.64 per share of MessageMedia common stock, including estimated acquisition costs of $800,000. The purchase price has been allocated as follows:

         Current assets acquired................  $   945,626
         Furniture, equipment and software......      154,011
         Goodwill...............................   41,907,568
         Liabilities assumed....................   (2,294,763)
         Deferred compensation..................    1,122,459
                                                  -----------
                                                  $41,834,901

The pro forma combined balance sheet includes the adjustments necessary as if the acquisition had occurred on June 30, 1999 and reflects the allocation of the purchase price, issuance of MessageMedia common stock and elimination of Revnet's equity accounts. These adjustments are summarized as follows:

         (a) Elimination of existing Revnet common stock

         (b) Elimination of Revnet's accumulated deficit

         (c) Issuance of MessageMedia common stock (3,262,120 shares @ $0.001 par value) and recording of the net assets and excess purchase price (goodwill and other intangibles)

         (d) Accrue estimated acquisition costs

                               MESSAGEMEDIA, INC.
             REVNET SYSTEMS INC. AND DECISIVE TECHNOLOGY CORPORATION
                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                                   (unaudited)



NOTE 3.

Upon consummation of the acquisition of Decisive, MessageMedia acquired all of the common stock and all outstanding rights to acquire shares of the common stock of Decisive in exchange for 2,054,498 shares of MessageMedia common stock and the assumption of options to acquire up to approximately 466,818 additional shares of MessageMedia common stock, at a weighted average exercise price of $2.69. The purchase price is calculated to be $39,635,955 based on the fair market value of $16.03 per share of MessageMedia common stock, including estimated acquisition costs of $475,000. The purchase price has been allocated as follows:

         Current assets acquired.........................  $   1,010,000
         Furniture, equipment and software...............        547,000
         Other assets....................................         71,000
         Goodwill........................................     39,264,955
         Liabilities assumed.............................     (1,257,000)
                                                           -------------
                                                           $  39,635,955

The pro forma combined balance sheet includes the adjustments necessary as if the acquisition had occurred on June 30, 1999 and reflects the allocation of the purchase price, issuance of MessageMedia common stock and elimination of Decisive's equity accounts. These adjustments are summarized as follows:

         (e) Conversion of all outstanding preferred stock into common stock

         (f) Elimination of existing Decisive common stock

         (g) Elimination of Decisive's accumulated deficit

         (h) Issuance of MessageMedia (2,054,498 shares @ $0.001 par value) and recording of the net liabilities and excess purchase price (goodwill and other intangibles)

         (i) Record estimated acquisition costs

NOTE 4.

The allocation of the purchase price was applied to the historical balance sheet or historical statements of operations of MessageMedia, Revnet and Decisive to arrive at the pro forma combined balance sheet and statements of operations. The goodwill is amortized over its estimated useful life of two years due to the unusually rapid pace of technological development of the Internet. It is not uncommon for a specific technology product or service in the industry to become obsolete in a relatively short period of time. Furthermore, the Internet, as an industry, is in its infancy stage with rapidly shifting trends, technologies, consumer preferences and competitive pressures. Based on an initial review of Revnet's and Decisive's technologies and their planned business models, MessageMedia's management anticipates that it will be appropriate to use a two year life for amortizing goodwill. In addition, both Revnet and Decisive are operating in very competitive environments and competitive advantages are often short lived. The pro forma combined statements of operations for the year ended December 31, 1998 and the six months ended June 30, 1999 reflect amortization expense for these two proposed acquisitions of $40,586,262 and $20,293,131, respectively.